Exhibit 10.1

THIRD AMENDMENT

THIS THIRD AMENDMENT (this “Amendment”) dated as of July 27, 2011 to the Credit Agreement referenced below is by and among Citi Trends, Inc., a Delaware corporation (the “Borrower”), the Guarantor identified on the signature pages hereto and Bank of America, N.A. (the “Lender”).

W I T N E S S E T H

WHEREAS, revolving credit facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of March 26, 2008 among Borrower, the Guarantors from time to time party thereto and the Lender; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Lender has agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.                                       Amendment.                            The credit agreement is amended as follows:

2.1                                 The pricing grid in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended to read as follows:

Pricing Tier	Consolidated Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans	Commitment Fee
1	<2.25:1.0	1.75%	0.75%	0.250%
2	> 2.25:1.0 but < 3.00:1.0	2.00%	1.00%	0.250%
3	> 3.00:1.0 but < 3.75:1.0	2.25%	1.25%	0.250%
4	> 3.75:1.0 but < 4.25:1.0	2.50%	1.50%	0.375%
5	> 4.25:1.0	2.75%	1.75%	0.500%

2.2                                 In Section 8.11 the reference to “3.75:1.0” is amended to read “4.50:1.0”.

3.                                       Conditions Precedent.  This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a)                                  execution of this Amendment by the Borrower, the Guarantor and the Lender;

(b)                                 receipt by the Lender of such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Lender may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

and

(c)                                  payment by the Borrower to the Lender of an amendment fee equal to $10,000.

4.                                       Representations and Warranties.  Each Loan Party represents and warrants to the Lender that, after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof.

5.                                       Reaffirmation of Obligations.  Each Loan Party affirms its obligations under the Loan Documents and agrees that such obligations are valid and subsisting obligations of the Borrower to the Lender and not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.

6.                                       No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

7.                                       Counterparts; Delivery.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

8.                                       Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	CITI TRENDS, INC., a Delaware corporation

	By:	/s/ Bruce Smith
	Name:	Bruce Smith
	Title:	Senior Vice President and Chief Financial Officer

GUARANTOR:	CITI TRENDS MARKETING SOLUTIONS, INC.,
a Colorado corporation

	By:	/s/ Bruce Smith
	Name:	Bruce Smith
	Title:	President, Secretary and Treasurer

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Stephanie Pendleton
	Name:	Stephanie Pendleton
	Title:	Senior Vice President